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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
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    / /  Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                        PRINTWARE, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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/ /  Fee paid previously with preliminary materials.
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NEWS RELEASE
For immediate release

Printware, Inc.
1270 Eagan Industrial Rd.
St. Paul, MN  55121
http://PrintwareInc.com

CONTACT--Thomas W. Petschauer, Executive Vice President & CFO--(651) 456-1403

             Printware Adjourns Annual Meeting of Shareholders to
                April 20, 2000, Subject to Further Adjournment

ST. PAUL, MINN., April 13, 2000--Printware, Inc. (Nasdaq-NNM: PRTW) convened its Annual Meeting of Shareholders on April 13, 2000 at the Company's
St. Paul, Minn., headquarters. No business was conducted at the meeting, and it was adjourned to April 20, 2000 at 3:30 p.m. at the Company's headquarters, subject to further adjournment. On or before April 20, the Company hopes to be able to announce a definitive meeting date when business will be conducted.

Printware, Inc. designs, builds, and markets "computer-to-plate" systems, which are used by the printing industry to create printing plates directly from computers or the Internet. Computer-to-plate systems replace the traditional platemaking process of typesetting, proofing, paste-up, camera work, and processing film.

THE OFFICERS AND DIRECTORS OF PRINTWARE ARE PARTICIPANTS IN A SOLICITATION, AS DEFINED IN THE RULES PROMULGATED UNDER SECTION 14A OF THE SECURITIES AND EXCHANGE ACT OF 1934, IN CONNECTION WITH THE ANNUAL MEETING OF PRINTWARE TO BE CONVENED APRIL 13, 2000, ADJOURNED TO APRIL 20, AND RECONVENED AT A LATER DATE. INFORMATION CONCERNING THE PARTICIPANTS, INCLUDING THEIR DIRECT AND INDIRECT SECURITY HOLDINGS, CAN BE FOUND IN PRINTWARE'S PRELIMINARY PROXY STATEMENT INCLUDING ITS ANNEX A, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 10, 2000.

INVESTORS AND SHAREHOLDERS SHOULD READ PRINTWARE'S PRELIMINARY PROXY STATEMENT WITH RESPECT TO ITS SOLICITATION OF PROXIES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND ITS DEFINITIVE PROXY STATEMENT TO BE FILED WITH THE COMMISSION, BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. INVESTORS AND SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PRELIMINARY AND THE DEFINITIVE PROXY STATEMENTS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY PRINTWARE WITH THE COMMISSION AT THE COMMISSION'S INTERNET ADDRESS AT WWW.SEC.GOV. THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (WHEN AVAILABLE) AND OTHER DOCUMENTS MAY ALSO BE OBTAINED FREE FROM PRINTWARE BY DIRECTING A REQUEST TO PRINTWARE'S PROXY SOLICITOR, D.F. KING & CO., INC. AT
(800) 290-6426.

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